Exhibit 10.1

AMENDMENT OF CERTAIN AGREEMENTS UNDER THE

COMMUNITY HEALTH SYSTEMS, INC. 2009 STOCK OPTION AND AWARD PLAN

This Amendment (the “Amendment”), effective as of December 7, 2022, is by and between Community Health Systems, Inc., a Delaware corporation (the “Company”), and Wayne T. Smith (the “Grantee”).

WITNESSETH:

WHEREAS, the Company has previously established and currently maintains the Community Health Systems, Inc. 2009 Stock Option and Award Plan, as amended (the “Plan”); and

WHEREAS, the Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”); and

WHEREAS, the Committee has made certain awards (the “Awards”) of non-qualified stock options (the “Non-Qualified Stock Options”), restricted stock other than performance based restricted stock (the “Restricted Stock”) and performance based restricted stock (the “Performance Based Restricted Stock”) to Grantee under the Plan; and

WHEREAS, in connection with such Awards, the Company and Grantee have entered into the Non-Qualified Stock Option Agreements (as defined below), Restricted Stock Award Agreements (as defined below), and Performance Based Restricted Stock Award Agreements (as defined below) listed on Exhibit A (collectively, the “Agreements”); and

WHEREAS, Grantee intends to retire as an employee of the Company, but intends to continue serving as a member of the Board, and it is contemplated that following such retirement Grantee will serve as Chairman of the Board (the date of such retirement, the “Retirement Date”); and

WHEREAS, in connection with such retirement, the Committee has determined that it is in the best interest of the Company and its stockholders to amend the Agreements in order to provide that the Restricted Stock and the Performance Based Restricted Stock will not be forfeited and the Non-Qualified Stock Options will not terminate in conjunction with the retirement of Grantee for so long as Grantee continues to serve as a member of the Board as more specifically provided herein; and

WHEREAS, the Company and the Grantee desire to amend the Agreements to reflect the amendment described above; and

WHEREAS, the Committee has approved of the changes set forth in this Amendment; and

WHEREAS, the Agreements may be amended by a written instrument executed by both parties.

NOW, THEREFORE, in consideration of the foregoing, the Company and the Grantee, intending to be legally bound, hereby amend the Agreements as follows:

1.	Any capitalized term used in this Amendment, and not otherwise defined herein, shall have the meaning set forth in the Plan or the Agreements.

2.

Sections 6, 8, 11 and 12 of each of the Non-Qualified Stock Option Agreements governing the Awards of Non-Qualified Stock Options with a Grant Date of March 1, 2019, March 1, 2020, March 1, 2021 and March 1, 2022, as applicable, are revised to read as set forth in Exhibit B.

3.

Sections 4, 6, 10 and 11 of each of the Restricted Stock Award Agreements governing the Awards of Restricted Stock with a Grant Date of March 1, 2020, March 1, 2021 and March 1, 2022, as applicable, are revised to read as set forth in Exhibit C.

4.

Sections 4, 6, 10 and 11 of each of the 2020/2021 Performance Based Restricted Stock Award Agreements (as defined below) governing the Awards of Performance Based Restricted Stock with a Grant Date of March 1, 2020 and March 1, 2021, as applicable, are revised to read as set forth in Exhibit D.

5.

Sections 4, 5, 6, 10 and 11 of the 2022 Performance Based Restricted Stock Award Agreement (as defined below) governing the Award of Performance Based Restricted Stock with a Grant Date of March 1, 2022, are revised to read as set forth in Exhibit E.

6.	Except as otherwise provided herein, the Agreements shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment has been executed on the 7th day of December, 2022.

COMMUNITY HEALTH SYSTEMS, INC.

By:	/s/ Justin D. Pitt
Justin D. Pitt
Executive Vice President, General Counsel and Assistant Secretary

GRANTEE

By:	/s/ Wayne T. Smith
Wayne T. Smith

Exhibit A

The Agreements

1.

Non-Qualified Stock Option Agreement between Wayne T. Smith and Community Health Systems, Inc. governing an Award of Non-Qualified Stock Options with a Grant Date of March 1, 2019 (the “2019 Non-Qualified Stock Option Agreement”)

2.

Non-Qualified Stock Option Agreement between Wayne T. Smith and Community Health Systems, Inc. governing an Award of Non-Qualified Stock Options with a Grant Date of March 1, 2020 (the “2020 Non-Qualified Stock Option Agreement”)

3.

Non-Qualified Stock Option Agreement between Wayne T. Smith and Community Health Systems, Inc. governing an Award of Non-Qualified Stock Options with a Grant Date of March 1, 2021 (the “2021 Non-Qualified Stock Option Agreement”)

4.

Non-Qualified Stock Option Agreement between Wayne T. Smith and Community Health Systems, Inc. governing an Award of Non-Qualified Stock Options with a Grant Date of March 1, 2022 (the “2022 Non-Qualified Stock Option Agreement” and, collectively, with the 2019 Non-Qualified Stock Option Agreement, the 2020 Non-Qualified Stock Option Agreement and the 2021 Non-Qualified Stock Option Agreement, the “Non-Qualified Stock Option Agreements”)

5.

Restricted Stock Award Agreement between Wayne T. Smith and Community Health Systems, Inc. governing an Award of Restricted Stock with a Grant Date of March 1, 2020 (the “2020 Restricted Stock Award Agreement”)

6.

Restricted Stock Award Agreement between Wayne T. Smith and Community Health Systems, Inc. governing an Award of Restricted Stock with a Grant Date of March 1, 2021 (the “2021 Restricted Stock Award Agreement”)

7.

Restricted Stock Award Agreement between Wayne T. Smith and Community Health Systems, Inc. governing an Award of Restricted Stock with a Grant Date of March 1, 2022 (the “2022 Restricted Stock Award Agreement” and, collectively, with the 2020 Restricted Stock Award Agreement and the 2021 Restricted Stock Award Agreement, the “Restricted Stock Award Agreements”)

8.

Performance Based Restricted Stock Award Agreement between Wayne T. Smith and Community Health Systems, Inc. governing an Award of Performance Based Restricted Stock with a Grant Date of March 1, 2020 (the “2020 Performance Based Restricted Stock Award Agreement”)

9.

Performance Based Restricted Stock Award Agreement between Wayne T. Smith and Community Health Systems, Inc. governing an Award of Performance Based Restricted Stock with a Grant Date of March 1, 2021 (the “2021 Performance Based Restricted Stock Award Agreement” and, collectively, with the 2020 Performance Based Restricted Stock Award Agreement, the “2020/2021 Performance Based Restricted Stock Award Agreements”)

10.

Performance Based Restricted Stock Award Agreement between Wayne T. Smith and Community Health Systems, Inc. governing an Award of Performance Based Restricted Stock with a Grant Date of March 1, 2022 (the “2022 Performance Based Restricted Stock Award Agreement” and, collectively, with the 2020/2021 Performance Based Restricted Stock Award Agreements, the “Performance Based Restricted Stock Award Agreements”)

Exhibit B

Revisions to Non-Qualified Stock Option Agreements

Section 6 of each of the Non-Qualified Stock Option Agreements is revised to read as follows:

6. Termination of Option. Subject to Sections 7 and 8 hereof, each Option shall terminate on the date which is the tenth anniversary of the Grant Date (or if later, the first anniversary of the date of your death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

6.1 Upon the later of the termination of your employment or your service as a member of the Board for any reason other than disability, death or for Cause, you may for a period of three (3) months after such termination exercise your Option to the extent, and only to the extent, that the Option or portion thereof was vested and exercisable as of the date of such termination, after which time the Option shall automatically terminate in full.

6.2 Upon the later of the termination of your employment or your service as a member of the Board by reason of Disability, all of the Option shall immediately become vested and exercisable and you may, for a period of twelve (12) months after such termination, exercise your Option, after which time the Option shall automatically terminate in full.

6.3 Upon the later of the termination of your employment or your service as a member of the Board by reason of your death, or if you die within three (3) months after termination as described in Section 6.1 hereof, the Option shall immediately become vested and exercisable and the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution may, for a period of twelve (12) months following your death, exercise the Option, after which time the Option shall terminate in full.

6.4 If your employment or your service as a member of the Board is terminated for Cause, the option granted to you hereunder shall immediately terminate in full and no rights thereunder may be exercised.

6.5 Except as expressly provided herein to the contrary, the Option, to the extent not yet vested and exercisable, shall terminate immediately upon the later of the Grantee’s termination of employment with the Company or service as a member of the Board, in each case for any reason.

Section 8 of each of the Non-Qualified Stock Option Agreements is revised to read as follows:

8. Prohibited Activities

8.1 Prohibition Against Certain Activities. You agree that (a) you will not at any time during your employment or your service as a member of the Board (other than in the course of your employment or Board service) with the Company or any Affiliate thereof, or after any termination of employment or service as a member of the Board, directly or indirectly disclose or furnish to any other person or use for your own or any other person’s account any confidential or proprietary knowledge or any other information which is not a matter of public knowledge obtained during the course of your employment with, or other performance of services for (including service as a director of), the Company or any Affiliate thereof or any predecessor of any of the foregoing, no matter from where or in what manner you may have acquired such knowledge or information, and you shall retain all such knowledge and information in trust for the benefit of the Company, its Affiliates and the successors and assigns of any of them, (b) you will not at any time during your employment or service as a member of the Board with the Company or any Affiliate thereof, or for three (3) years following any termination of employment or service as a member of the Board, directly or indirectly solicit for employment, including, without limitation, recommending to any subsequent employer the solicitation for employment of, any person who at the time of the solicitation is employed by the Company or any Affiliate thereof, (c) you will not at any time during your employment with, or performance of services for (including service as a director of), the Company or any Affiliate thereof or after any termination of employment or service as a member of the Board, publish any statement or make any statement (under circumstances reasonably likely to become public or that might reasonably be expected to become public) critical of the Company or any Affiliate of the Company, or in any way adversely affecting or otherwise maligning the business reputation of any of the foregoing entities, and (d) you will not breach the provisions of Section 9 hereof (any activity described in clause (a), (b), (c) or (d) of this Section 8.1 being herein referred to as a “Prohibited Activity”).

8.2 Right to Terminate Option. You understand that the Company is granting to you an option to purchase Shares hereunder to reward you for your future efforts and loyalty to the Company and its Affiliates by giving you the opportunity to participate in the potential future appreciation of the Company. Accordingly, if, at any time during which any portion of the Option, including any exercisable portion, is outstanding (a) if you engage in any Prohibited Activity, or (b) you engage in any Competitive Activity (as hereinafter defined), or (c) you are convicted of a crime against the Company or any of its Affiliates, then, in addition to any other rights and remedies available to the Company, the Company shall be entitled, at its option, to terminate the Option, including any exercisable portion thereof, which shall then be of no further force and effect.

The term “Competitor” shall mean any person that competes either directly or indirectly through one or more Affiliates with any of the businesses in which, at the time your employment or service as a member of the Board is terminated, the Company or any of its subsidiaries is engaged.

The term “Competitive Activity” shall mean engaging in any of the following activities: (i) serving as a director of any Competitor; (ii) directly or indirectly (x) controlling any Competitor or (y) owning any equity or debt interests in any Competitor (other than equity or debt interests which are publicly traded and do not exceed 2% of the particular class of interests outstanding) (it being understood that, if any such interests in any Competitor are owned by an investment vehicle or other entity in which you own an equity interest, a portion of the interests in such Competitor owned by such entity shall be attributed to you, such portion determined by applying the percentage of the equity interest in such entity owned by you to the interests in such Competitor owned by such entity); (iii) directly or indirectly soliciting, diverting, taking away, appropriating or otherwise interfering with any of the customers or suppliers of the Company or any Affiliate of the Company; (iv) employment by (including serving as an officer or director of) or providing consulting services to any Competitor; provided, however, that if the Competitor has more than one discrete and readily distinguishable part of its business, employment by or providing consulting services to any Competitor shall be Competitive Activity only if (1) your employment duties are at or involving the part of the Competitor’s business that competes with any of the businesses conducted by the Company or any of its subsidiaries (the “Competing Operations”), including serving in a capacity where any person at the Competing Operations reports to you, or (2) the consulting services are provided to or involve the Competing Operations. For purposes of this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any Competitor, whether through the ownership of equity or debt interests, by contract or otherwise.

Effective as of the Retirement Date, Section 11 of each of the Non-Qualified Stock Option Agreements is revised to read as follows:

11. No Withholding of Taxes.

Upon the exercise of the Option, you will become subject to federal, state and local income taxes and other amounts as may be required by law, if any, with respect to the Shares. You acknowledge that the Company will be required to report the compensation to the IRS, that you will be responsible for your tax liability, if any, and that the Company’s Plan Administrator will prepare or cause to be prepared an IRS Form 1099 on your behalf.

Section 12 of each of the Non-Qualified Stock Option Agreements is revised to read as follows:

12. No Right to Continued Employment or Service.

This Agreement and the Option shall not confer upon you any right with respect to continuance of employment or service as a member of the Board by the Company or any Affiliate thereof, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate your employment or service as a member of the Board at any time.

Exhibit C

Revisions to Restricted Stock Award Agreements

Section 4 of each of the Restricted Stock Award Agreements is revised to read as follows:

4. Effect of Certain Terminations.

Upon the later of the termination of your employment or your service as a member of the Board as a result of your death or Disability, in each case if such termination occurs on or after the Date of Grant, all Shares of Restricted Stock which have not become vested in accordance with Section 3 or 5 hereof shall vest, and the restrictions thereon shall lapse as of the date of such termination. Upon the later of the termination of your employment or your service as a member of the Board, in each case by the Company, for any reason other than for Cause, then the restrictions on the entire Award shall lapse on the later of (i) the first anniversary of the Date of Grant or (ii) the date of your termination of employment or service as a member of the Board.

Section 6 of each of the Restricted Stock Award Agreements is revised to read as follows:

6. Forfeiture of Restricted Stock.

Upon the later of the termination of your employment or your service as a member of the Board by you, the Company or its Subsidiaries for any reason other than those set forth in Section 4 hereof prior to such vesting, in addition to the circumstance described in Section 9(a) hereof, any and all Shares of Restricted Stock which have not become vested in accordance with Section 3, 4 or 5 hereof shall be forfeited and shall revert to the Company.

Section 10 of each of the Restricted Stock Award Agreements is revised to read as follows:

10. No Right to Continued Employment or Service.

Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate your employment or service on its Board of Directors, nor confer upon you any right to continuing employment by the Company or any of its Subsidiaries or continuing service as a Board member.

Effective as of the Retirement Date, Section 11 of each of the Restricted Stock Agreements is revised to read as follows:

11. No Withholding of Taxes.

Upon delivery to you of a stock certificate or evidence of the book entry of Shares with respect to which all restrictions have lapsed, you will become subject to federal, state and local income taxes and other amounts as may be required by law, if any, with respect to the Shares. You acknowledge that the Company will be required to report the compensation to the IRS, that you will be responsible for your tax liability, if any, and that the Company’s Plan Administrator will prepare or cause to be prepared an IRS Form 1099 on your behalf.

Exhibit D

Revisions to 2020/2021 Performance Based Restricted Stock Award Agreements

Section 4 of each of the 2020/2021 Performance Based Restricted Stock Award Agreements is revised to read as follows:

4. Effect of Certain Terminations.

Upon the later of the termination of your employment or your service as a member of the Board as a result of your death or Disability, in each case if such termination occurs on or after the Date of Grant, the target number of Shares of Performance Based Restricted Stock (as set forth in Exhibit A) which have not become vested in accordance with Section 3 or 5 hereof shall vest, and the restrictions thereon shall lapse as of the date of such termination. Upon the later of the termination of your employment or your service as a member of the Board, in each case by the Company, for any reason other than for Cause, then the Restricted Period shall not end and your Award shall continue until such time as the Committee determines the extent to which the Performance Objectives set forth in Exhibit A have been attained, and if attained, the Restricted Period as to the Award shall lapse as provided in Section 3(a) above, without regard to Section 3(b). If the minimum Performance Objectives are not attained, the Award shall lapse in its entirety.

Section 6 of each of the 2020/2021 Performance Based Restricted Stock Award Agreements is revised to read as follows:

6. Forfeiture of Performance Based Restricted Stock.

Upon the later of the termination of your employment or your service as a member of the Board by you, the Company or its Subsidiaries for any reason other than those set forth in Section 4 hereof prior to such vesting upon the expiration of the Restricted Period, in addition to the circumstance described in Section 9(a) hereof, any and all Shares of Performance Based Restricted Stock which have not become vested in accordance with Section 3, 4 or 5 hereof shall be forfeited and shall revert to the Company.

Section 10 of each of the 2020/2021 Performance Based Restricted Stock Award Agreements is revised to read as follows:

10. No Right to Continued Employment or Service.

Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate your employment or service on its Board of Directors, nor confer upon you any right to continuing employment by the Company or any of its Subsidiaries or continuing service as a Board member.

Effective as of the Retirement Date, Section 11 of each of the 2020/2021 Performance Based Restricted Stock Award Agreements is revised to read as follows:

11. No Withholding of Taxes.

Upon delivery to you of a stock certificate or evidence of the book entry of Shares with respect to which all restrictions have lapsed, you will become subject to federal, state and local income taxes and other amounts as may be required by law, if any, with respect to the Shares. You acknowledge that the Company will be required to report the compensation to the IRS, that you will be responsible for your tax liability, if any, and that the Company’s Plan Administrator will prepare or cause to be prepared an IRS Form 1099 on your behalf.

Exhibit E

Revisions to 2022 Performance Based Restricted Stock Award Agreement

Section 4 of the 2022 Performance Based Restricted Stock Award Agreement is revised to read as follows:

4. Effect of Certain Terminations of Employment.

(a) Upon the later of the termination of your employment or your service as a member of the Board as a result of your death or Disability, in each case if such termination occurs on or after the Date of Grant, the target number of Shares of Performance Based Restricted Stock (as set forth in Exhibit A) which have not become vested in accordance with Section 3 or 5 hereof shall vest, and the restrictions thereon shall lapse as of the date of such termination.

(b) Upon the later of the termination of your employment or your service as a member of the Board for any reason other than for Cause (but excluding, for purposes of clarity, any resignation of employment or service as a member of the Board by you for any reason) (any such termination by the Company for any reason other than for Cause, a “Company Without Cause Termination”) prior to the first anniversary of the Date of Grant, the Award shall be forfeited and cancelled in its entirety as of the effective date of your termination.

(c) In the event of your Company Without Cause Termination on or after the first anniversary of the Date of Grant but prior to the third anniversary of the Date of Grant, then the Restricted Period shall not end and your Award shall continue but only to the extent of the Prorated Award (as defined below) until such time as the Committee determines the extent to which the Performance Objectives set forth in Exhibit A have been attained, and to the extent attained, the Restricted Period as to the Prorated Award shall expire as provided in Section 3(a) above based on such level of attainment, without regard to Section 3(b); provided, however, that in the event that any Change in Control occurs following any such Company Without Cause Termination but prior to the third anniversary of the Date of Grant, the Prorated Award will vest immediately prior to such Change in Control assuming achievement of such Performance Objectives at a 100% level, and there will not be any subsequent determination regarding the extent to which such Performance Objectives have been attained. Any portion of your Award in excess of the Prorated Award shall be forfeited and cancelled on the effective date of your termination. If the minimum Performance Objectives are not attained, the Award shall be forfeited and cancelled in its entirety. The “Prorated Award” shall be calculated as follows: (i) the target number of Shares of Performance Based Restricted Stock originally granted pursuant to this Award multiplied by (ii) the number of full calendar months completed during the Performance Period (as defined in Exhibit A) as of the effective date of your termination divided by thirty-six (36) and (iii) rounded to the nearest whole number of Shares of Performance Based Restricted Stock. For purposes of this Section 4(c), all references in Exhibit A to “the target number of Shares of PBRS granted hereunder” shall be deemed to refer to the target number of Shares of PBRS originally granted as adjusted pursuant to the Prorated Award calculation set forth in the immediately preceding sentence above.

Section 5 of the 2022 Performance Based Restricted Stock Award Agreement is revised to read as follows:

5. Effect of Change in Control.

In the event of a Change in Control of the Company at any time on or after the Date of Grant and prior to the later of any termination of your employment or your service as a member of the Board, the terms of the Plan shall control the vesting of any Shares of Performance Based Restricted Stock which have not become vested in accordance with Section 3 or 4 hereof.

Section 6 of the 2022 Performance Based Restricted Stock Award Agreement is revised to read as follows:

6. Forfeiture of Performance Based Restricted Stock.

Upon the later of the termination of your employment or your service as a member of the Board by you, the Company or its Subsidiaries for any reason other than those set forth in Section 4 hereof prior to such vesting upon the expiration of the Restricted Period, in addition to the circumstance described in Section 9(a) hereof, any and all Shares of Performance Based Restricted Stock which have not become vested in accordance with Section 3, 4 or 5 hereof shall be forfeited and shall revert to the Company.

Section 10 of the 2022 Performance Based Restricted Stock Award Agreement is revised to read as follows:

10. No Right to Continued Employment or Service.

Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate your employment or service on its Board of Directors, nor confer upon you any right to continuing employment by the Company or any of its Subsidiaries or continuing service as a Board member.

Effective as of the Retirement Date, Section 11 of the 2022 Performance Based Restricted Stock Award Agreement is revised to read as follows:

11. No Withholding of Taxes.

Upon delivery to you of a stock certificate or evidence of the book entry of Shares with respect to which all restrictions have lapsed, you will become subject to federal, state and local income taxes and other amounts as may be required by law, if any, with respect to the Shares. You acknowledge that the Company will be required to report the compensation to the IRS, that you will be responsible for your tax liability, if any, and that the Company’s Plan Administrator will prepare or cause to be prepared an IRS Form 1099 on your behalf.